Exhibit 10(iii)(1)

AMENDMENT TO
CH ENERGY GROUP, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

          The CH Energy Group, Inc. Supplemental Executive Retirement Plan, as amended (the “Plan”) is amended, effective July 30, 2008, as follows:

          1.     Section 2.12 of the Plan is hereby superseded and replaced in its entirety as set forth below:

“2.12 “Eligible Executive” means an Employee who (i) is an employee of the Company or of Central Hudson Gas & Electric Corporation who holds an officer position with the Company or with Central Hudson Gas & Electric Corporation, (ii) has been selected by the Committee, in its sole discretion, to participate in the Plan and (iii) is a member of a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a) of ERISA.”

          2.     Except as explicitly set forth herein, the Plan will remain in full force and effect.

          This amendment has been executed by an authorized officer of CH Energy Group, Inc. on July 30, 2008.

CH ENERGY GROUP, INC.

By:

Name: Steven V. Lant
Title: Chairman, President and Chief Executive Officer